EXHIBIT 10.34


                             DEBT PAYMENT AGREEMENT




         FOR VALUE RECEIVED, the undersigned, Christopher Maus (the "Debtor") and Lifestream Technologies, Inc. (the "Company"), hereby acknowledge and agree that:

1. The Debtor presently owes the Company the sum of $ 100,349.16 (Notes Receivable of $93,741.80 and Employee Advance of $6,607.36), principal and accumulated interest, said sum being presently due and payable.

2. In further consideration of the Company's forebearance, the Company agrees to pay said debt on extended terms in the manner following:

         $500.00 on a biweekly basis, through automatic deduction from Debtor's paychecks. Refer to schedule of payments, Appendix A.

3. In the event the Debtor fails to make any payments punctually on the agreed extended terms, the Company shall have full rights to proceed for the collection of the entire balance then remaining.

4. This agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns and personal representatives.

         Signed this 16th day of August, 2001.

                                    /s/ Christopher Maus
                                    ---------------------
                                    Christopher Maus

                                    /s/ Brett Sweezy
                                    -----------------
                                    Lifestream Technologies, Inc.,
                                    By Brett Sweezy, CFO

                                    /s/ Robert Boyle
                                    ----------------
                                    Witness:
                                    Bob Boyle, Secretary/Treasurer
                                    Lifestream Technologies, Inc.